Net Trading Income - Summary of Net Trading Income (Detail) - JPY (¥) ¥ in Millions	12 Months Ended
	Mar. 31, 2026	Mar. 31, 2025	Mar. 31, 2024
Trading income (expense) [abstract]
Interest rate	¥ (50,501)	¥ (35,575)	¥ 179,954
Foreign exchange	(21,593)	(188,913)	148,064
Equity	(3,880)	38,780	26,626
Credit	(6,153)	(2,237)	(4,668)
Others	(1,940)	1,257	(456)
Total net trading income (loss)	¥ (84,067)	¥ (186,688)	¥ 349,520